                                                                  EXHIBIT 10.71

                              STANDARD FEDERAL BANK

                          IRREVOCABLE LETTER OF CREDIT

                                                           Date: April 23, 1997

                      Irrevocable Letter of Credit No. 284


LaSalle National Bank, as Trustee under
  the Trust Indenture referred to below
135 South LaSalle Street
Suite 1825
Chicago, Illinois 60603

Attention:  Corporate Trust Administration

Ladies and Gentlemen:

         1. For the account of McClain of Alabama, Inc., a Michigan corporation (the "Company"), we hereby authorize you to draw on us at sight, as hereinafter provided, an amount not exceeding $5,302,301.37 (such amount, as reduced from time to time pursuant to paragraph 9 below and as reinstated from time to time pursuant to paragraphs 10 and 11 below, being herein called the "Stated Amount").

         2. This Letter of Credit is irrevocable and is issued to you, as Trustee under the Trust Indenture dated as of April 1, 1997 (the "Indenture"), between you and The Industrial Development Board of the City of Demopolis, an Alabama public corporation (the "Board"), pursuant to which $5,225,000 in aggregate principal amount of the Board's Industrial Development Revenue Bonds, Series 1997 (McClain of Alabama, Inc. Project) (the "Bonds") are being issued. This Letter of Credit is issued pursuant to a Reimbursement Agreement dated as of April 1, 1997 (the "Reimbursement Agreement") between us and the Company.

         3. Of the Stated Amount, up to $5,225,000, which is an amount equal to the principal amount of the Bonds (the "Principal Portion"), may be drawn with respect to payment of the unpaid principal amount of the Bonds, or payment of the principal portion of the purchase price of Bonds tendered (or deemed tendered) to you for purchase in accordance with the optional or mandatory tender provisions of the Indenture ("Tendered Bonds") and up to $77,301.37, which is an amount equal to the maximum amount of interest payable on the Bonds at the rate of 12% per annum for a period of 45 days, computed on the basis of a 365-day year (the "Interest

Portion"), may be drawn with respect to payment of accrued but unpaid interest on the Bonds, or payment of the interest portion of the purchase price of Tendered Bonds. This Letter of Credit does not apply to any interest that may accrue on the Bonds after the Bonds become due (whether by maturity, redemption, acceleration or otherwise). No demand for payment under this Letter of Credit may be made with respect to any Obligor Bond (as defined in the Indenture).

         4. Funds under this Letter of Credit are available to you against your sight draft(s), drawn on us, stating on their face: "Drawn under Standard Federal Bank Irrevocable Letter of Credit No. 284" accompanied by your written certificate signed by your authorized officer, appropriately completed, in the form of Appendix A, B or C hereto, as indicated below. Presentation of such documents shall be made at our office located at

                           2600 West Big Beaver Road
                           Troy, Michigan 48084
                           Attention: Dee Swanson/David Bartlett


or at any other office that may be designated by us by written notice delivered to you (the office address specified above and any other office so designated by us being herein called our "Designated Office"). Presentation may be made by actual delivery or by facsimile transmission to our Designated Office at (810) 637-5003 or such other number as we shall specify by written notice to you. For purposes of this Letter of Credit, a document shall be deemed "presented" only when such document is actually received by us at our Designated Office, whether presented in person or by facsimile as provided above. You may verify our receipt of documents delivered by facsimile by telephone inquiry at (810) 643-9600, extension 6347, or at such other telephone number as we shall specify by written notice to you. If documents are presented to us by facsimile, the requirement for presentation of a draft shall be waived.

         5. For drawings under the Principal Portion to pay principal of the Bonds due upon maturity, redemption or acceleration (a "Principal Drawing"), your drafts must be accompanied by your written certificate signed by your authorized officer and appropriately completed in the form of Appendix A.

         6. For drawings under the Interest Due Portion to pay the interest due on the Bonds (an "Interest Drawing"), your drafts must be accompanied by your written certificate signed by your authorized officer and appropriately completed in the form of Appendix B.

         7. For drawings under the Principal Portion and (if applicable) the Interest Portion to pay the purchase price of Tendered Bonds (a "Purchase Drawing"), your draft must be accompanied by your written certificate signed by your authorized officer and appropriately completed in the form of Appendix C.


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         8. We hereby agree that each draft drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us with our own funds upon delivery of the required documentation at our Designated Office on or before the expiration date hereof. If a drawing is made by you hereunder at or prior to 11:30 a.m. (Eastern Standard time) on a business day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 1:30 p.m. (Eastern Standard time) on the same business day. If a drawing is made by you hereunder after 11:30 a.m. (Eastern Standard time) on a business day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 11:00 a.m. (Eastern Standard time) on the next succeeding business day. Payment under this Letter of Credit may be made by deposit of immediately available funds into a designated account that you maintain with us. As used herein "business day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the city where our Designated Office is located are closed.

         9. Multiple drawings may be made hereunder, provided that drawings honored by us hereunder shall not, in the aggregate, exceed the Stated Amount. The Stated Amount shall be reduced as follows:

                  (a) Payment by us of a Principal Drawing shall reduce the Principal Portion of the Stated Amount by the amount of such drawing, without reinstatement.

                  (b) Payment by us of an Interest Drawing shall reduce the Interest Portion of the Stated Amount by the amount of such Drawing, subject to reinstatement as provided in paragraph 10 below.

                  (c) Payment by us of a Purchase Drawing shall reduce the Principal Portion of the Stated Amount, to the extent of the Principal Portion of the purchase price so drawn, and shall reduce the Interest Portion of the Stated Amount, to the extent of the interest portion of the purchase price so drawn, in each case subject to reinstatement as provided in paragraph 11 below.

                  (d) At any time after the principal amount of the Bonds outstanding is reduced as a result of payment of the principal of Bonds due upon maturity, redemption or acceleration other than as a result of a payment made pursuant to a drawing under this Letter of Credit, the Interest Portion of the Stated Amount may be reduced by delivery to us of written notice from you certifying the maximum amount of interest that would be payable on the Bonds then outstanding for a period of 45 days at the rate of 12% per annum, computed on the basis of a 365-day year (the "Maximum Interest Coverage"). Upon receipt by us of such notice from you, the Interest Portion of the Stated Amount shall be reduced to the

                                        3

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         Maximum Interest Coverage so certified by you and shall not thereafter be increased or reinstated to an amount in excess of such Maximum Interest Coverage.

                  Reductions of the Stated Amount as provided in this paragraph shall be effective notwithstanding the fact that the sight draft or certificate presented does not strictly comply with the terms of this Letter of Credit, contains a signature or endorsement that proves to be forged, fraudulent or otherwise insufficient, or contains an inaccurate statement, and notwithstanding any improper use made by you of the proceeds of any such draw.

         10. At the close of business on the 10th day following payment by us of any Interest Drawing hereunder made in connection with a regularly scheduled interest payment, the Interest Portion of the Stated Amount will be automatically reinstated by the amount of such Interest Drawing unless prior to the close of business on the 10th day following payment of such Interest Drawing you shall receive notice from us (or the issuer of any confirmation of this Letter of Credit) (i) stating that an event of default, as defined in the Credit Agreement, has occurred and is continuing and (ii) directing that the Bonds be declared due and payable pursuant to Section 10.2(a) of the Indenture; provided, however, that the Interest Portion shall never be reinstated to an amount in excess of the Maximum Interest Coverage, as certified in the most recent notice with respect to Maximum Interest Coverage received by us pursuant to paragraph 9 above.

         11. After payment by us of a Purchase Drawing with respect to any Tendered Bond or Bonds, this Letter of Credit shall be reinstated by the amount of such Drawing upon the occurrence of either of the following events:

                  (a) Reinstatement shall occur simultaneously with payment of funds by you to us in the amount of such Drawing; or

                  (b) Reinstatement shall occur upon receipt by you of written notice from us stating that we have been reimbursed by the Company for the amount of such Drawing.

Upon any such reinstatement, the Principal Portion of the Stated Amount shall be reinstated by the amount of such Drawing related to the principal portion of the purchase price of Tendered Bonds, and the Interest Portion of the Stated Amount shall be reinstated by the amount of such Drawing related to the interest portion of the purchase price of Tendered Bonds; provided, however, that the Interest Portion shall never be reinstated to an amount in excess of the Maximum Interest Coverage.

         12. Only you, as trustee under the Indenture, may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in sight drafts drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such sight drafts and we shall not thereafter be obligated to make any further payments under

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this Letter of Credit in respect of such sight drafts to you or any other person who may have made or makes a demand for payment of principal or interest with respect to any Bond.

         13. This Letter of Credit shall be effective immediately and shall automatically terminate upon the earliest of

                  (a) the honoring by us of the final drawing available to be made hereunder, provided that the principal balance of the Stated Amount has been reduced to zero.

                  (b) our receipt of a certificate in the form of Appendix D hereto appropriately completed and purportedly signed by your duly authorized officer, and

                  (c) our close of business on May 15, 1998 (the "Expiration Date").

provided however, that on each March 15, beginning March 15, 1998 (each such date being referred to as an "Extension Date"), the Expiration Date of this Letter of Credit shall be extended for one year unless we shall send you written notice in the form of Appendix F prior to such Extension Date stating that the Expiration Date shall not be so extended; provided, further, that the Expiration Date shall not in any event be later than May 15, 2007. Upon the expiration of this Letter of Credit you shall immediately deliver the same to us for cancellation.

         14. You may transfer your rights in their entirety (but not in part) to any transferee who has succeeded you as trustee under the Indenture, and such transferred rights may be successively transferred. Such transfer shall be effected upon the presentation to us (or the issuer of any confirmation of this Letter of Credit in the event we have wrongfully dishonored a drawing under this Letter of Credit, we have repudiated this Letter of Credit or we are insolvent) of this Letter of Credit accompanied by a transfer letter in the form attached hereto as Appendix E. Upon presentation of such documents to us, we shall forthwith issue an irrevocable letter of credit to your transferee with provisions consistent with this Letter of Credit or endorse the transfer on the reverse of this Letter of Credit and forward it directly to the transferee together with our customary notice of transfer.

         15. This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be made under the laws of the State of Michigan, including
Article 5 of the Uniform Commercial Code as now in effect in the State of Michigan, and shall be governed by and construed in accordance with the laws of the State of Michigan. As to any matter of conflict between the provisions of the Uniform Customs and the laws of the State of Michigan, the Uniform Customs shall govern this Letter of Credit.

         16. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document (except for the Uniform Customs), instrument or agreement referred to herein (including, without limitation, the Bonds); and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates, such sight drafts and the Uniform Customs.


                                                     Very truly yours,

                                                     STANDARD FEDERAL BANK



                                                     By:_____________________

                                                     Name: David Bartlett

                                                     Title: Vice President



                                        6

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                                   APPENDIX A
                                       TO
                        STANDARD FEDERAL BANK IRREVOCABLE
                            LETTER OF CREDIT NO. 284

                        Certificate for Principal Drawing


         LaSalle National Bank, as trustee (the "Trustee"), hereby certifies to Standard Federal Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 284 (the "Letter of Credit"); capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         (1)      The Trustee is the trustee under the Indenture.

         (2) The Trustee is making a drawing under the Principal Portion of the Letter of Credit in the amount of $______________ to be used for the payment of unpaid principal on the Bonds due upon [maturity]*, [redemption]* or [acceleration]*. Such amount is due and payable with respect to the principal of the Bonds, or will be due and payable on the date that the Bank is required to pay [the draft(s) accompanying]** this certificate.

         (3) The aggregate amount [of the sight draft(s) accompanying]** this certificate that is allocable to the payment of principal of the Bonds does not exceed the amount available on the date hereof to be drawn under the Principal Portion of the Letter of Credit.

         (4) After the Bonds with respect to which this draw is made are retired, the aggregate principal amount of Bonds outstanding under the Indenture will be $__________________ After payment by you of this drawing and the accompanying Interest Drawings, if any, the Maximum Interest Coverage (as defined in the Letter of Credit) will be $________________.


         IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this day of , .

                                                     LaSALLE NATIONAL BANK,
                                                     as Trustee


                                                     By:________________________

                                                     Title:_____________________


_______________________________
*        Insert as applicable.

**       Delete if presentation is by telecopy.

                                   APPENDIX B
                                       TO
                        STANDARD FEDERAL BANK IRREVOCABLE
                            LETTER OF CREDIT NO. 284

                        Certificate for Interest Drawing


         LaSalle National Bank, as trustee (the "Trustee"), hereby certifies to Standard Federal Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 284 (the "Letter of Credit"); capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         (1)      The Trustee is the trustee under the Indenture.

         (2) The Trustee is making a drawing under the Interest Portion of the Letter of Credit in the amount of $______________ to be used for the payment of unpaid interest due on the Bonds relating to [acceleration] [redemption] [maturity] [a regularly scheduled interest payment]*. Such amount is due and payable with respect to interest on the Bonds, or will be due and payable on the date that the Bank is required to pay [the draft(s) accompanying]** this certificate.

         (3) The aggregate amount of [the sight draft(s) accompanying this certificate]** does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this ____ day of _________, _______________.


                                         LaSALLE NATIONAL BANK, as Trustee



                                         By:_______________________________

                                         Title:____________________________


_________________________________
*        Insert as applicable.

**       Delete if presentation is by telecopy.

                                   APPENDIX C
                                       TO
                        STANDARD FEDERAL BANK IRREVOCABLE
                            LETTER OF CREDIT NO. 284

                        Certificate for Purchase Drawing

         LaSalle National Bank, as trustee (the "Trustee"), hereby certifies to Standard Federal Bank (the "Bank"), with respect to Irrevocable Letter of Credit No. 284 (the "Letter of Credit"); capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1)      The Trustee is the trustee under the Indenture.

                  (2) The Trustee is making a drawing under the Letter of Credit in the amount of $ to be used to pay the purchase price of Tendered Bonds. Of the aggregate amount drawn, $ is drawn under the Interest Portion of the Letter of Credit to pay the interest portion of such purchase price and $ is drawn under the Principal Portion of the Letter of Credit to pay the principal portion of such purchase price. The aggregate amount so drawn is due and payable with respect to the purchase price of Tendered Bonds, or will be due and payable on the date that the Bank is required to pay [the draft(s) accompanying]* this certificate.

                  (3) The aggregate amount of [the sight draft(s) accompanying]* this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit; the amount designated above as drawn against the Interest Portion does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit; and the amount designated above as drawn against the Principal Portion does not exceed the amount available on the date hereof to be drawn under the Principal Portion of the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this ____ day of ________, ________________.

                                          LaSALLE NATIONAL BANK, as Trustee


                                          By:__________________________________

                                          Title:_______________________________



_______________________________
*        Delete if presentation is by telecopy.

                                   APPENDIX D
                                       TO
                        STANDARD FEDERAL BANK IRREVOCABLE
                            LETTER OF CREDIT NO. 284

                          Certificate for Cancellation


         LaSalle National Bank, as trustee (the "Trustee"), hereby certifies to Standard Federal Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 284 (the "Letter of Credit"); capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         (1)      The Trustee is the trustee under the Indenture

         (2) The Letter of Credit is hereby delivered to the Bank for cancellation because:

                  (a) the Bonds have been fully paid, or provision for such payment has been made, in accordance with the terms of Article 16 of the Indenture; or

                  (b) the terms and conditions of the Indenture for the acceptance by the Trustee of a substitute letter of credit and the cancellation of the Letter of Credit have been satisfied.

         IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this ____ day of ______, ________________.


                                         LaSALLE NATIONAL BANK,
                                         as Trustee



                                         BY:___________________________________

                                         NAME:_________________________________

                                         TITLE:________________________________

cc:      [The issuer of any confirmation of the
         Letter of Credit referring to the confirmation number]

                                   APPENDIX E
                                       TO
                        STANDARD FEDERAL BANK IRREVOCABLE
                            LETTER OF CREDIT NO. 284

                                 Transfer Letter

Standard Federal Bank
2600 West Big Beaver Road
Troy, Michigan 48084
Attention:____________________

Date:_________________________

Gentlemen:

         With reference to your Irrevocable Letter of Credit No. 284 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit), we hereby transfer to [insert name and address of transferee] all right, title and interest of the undersigned in and to the Letter of Credit, including any amendments already existing or hereafter made.

         We hereby certify that the transferee is the successor trustee under the Indenture.

         Please notify the transferee of this transfer.

         The Letter of Credit (including amendments to this date, if any) is returned herewith, and we request that you issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit, as required by the terms of the Letter of Credit. This transfer shall be void and of no effect if you fail to transfer such a letter of credit to the transferee or endorse the transfer on the reverse of the original Letter of Credit and forward the same directly to the transferee together with your customary notice of transfer.

                                         Yours very truly,

                                         LaSALLE NATIONAL BANK, as Trustee


                                         By:__________________________________

                                         Title:_______________________________


cc:      [The issuer of any confirmation of this
         Letter of Credit referring to the confirmation number]

                                   APPENDIX F
                                       TO
                        STANDARD FEDERAL BANK IRREVOCABLE
                            LETTER OF CREDIT NO. 284

                             Notice of Non-Extension

LaSalle National Bank, as Trustee
135 South LaSalle Street
Suite 1825
Chicago, Illinois 60603
Attention: Corporate Trust Administration

Ladies and Gentlemen:

         Standard Federal Bank hereby notifies you that the Expiration Date of our Letter of Credit No. 284 ("Letter of Credit") will not be extended past _____, ________________.
This notice is being given pursuant to paragraph 13 of the Letter of Credit.


                                           Yours very truly,

                                           STANDARD FEDERAL BANK



                                           By:_______________________________

                                           Title:____________________________

cc:      [Issuer of any confirmation of the
         Letter of Credit referring to the confirmation number]

                     IRREVOCABLE CONFIRMATION NO. 9200101378



         Date of Issue:             April 23, 1997

         Stated Expiration Date:                     May 15, 1998

         To:               LaSalle National Bank, as Trustee
                           135 South LaSalle Street
                           Suite 1825
                           Chicago, Illinois 60603

Attention:      Corporate Trust Department

Ladies and Gentlemen:

         At the request of Standard Federal Bank ("SFB") we hereby issue this Confirmation to you, LaSalle National Bank, as Trustee under the Trust Indenture dated as of April 1, 1997 between you and The Industrial Development Board of the City of Demopolis ("Issuer") (together with any amendments or supplements thereto, the "Indenture"), for the benefit of the holders of the Issuer's Industrial Development Revenue Bonds, Series 1997 (McClain of Alabama, Inc. Project)(the "Bonds"), and we hereby confirm SFB's Irrevocable Letter of Credit No. 284, issued on April 23, 1997 (the "Letter of Credit"), in your favor as security for the payment of principal of, interest on, and the purchase price of the Bonds. Our confirmation herein is provided in favor of you, as Trustee for the benefit of the holders of the Bonds. Drawings under this Confirmation may be made by you as Trustee under the Indenture to the extent provided herein.

         This Confirmation is for the maximum amount of $5,302,301.37 subject to reduction and reinstatement as provided in the Letter of Credit (the "Stated Amount"). The Stated Amount will, subject to reduction and reinstatement as aforesaid, at all times during the term of this Confirmation, be an amount equal to the outstanding principal balance of the Bonds plus an amount equal to 45 days accrued interest on the principal balance at an interest rate of twelve percent (12%) per annum. All drawings under this Confirmation will be paid with our own funds.

         Up to the Stated Amount shall be available upon presentation by you of a draft or drafts (each of which drafts shall have been signed by a duly authorized officer of the Trustee(and which shall be indicated "Drawn under the Standard Federal Bank Irrevocable Letter of Credit No. 284 and LaSalle National Bank Confirmation No. 9200101378" accompanied by a Certificate (also so signed) in the form set forth in Exhibit A hereto.

         All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Confirmation, shall be in writing and addressed and presented to us on or prior to the expiration date of this Confirmation at our office located at: 200 West Monroe, Suite 100, Chicago, Illinois 60606, Attention:

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



International Banking Department, and shall make specific reference to this Confirmation by number. Such documents, notices and other communications shall be personally delivered to us, or may be sent to us by telecopy to such office (Telecopier Number 312-904-6303) (and if by telecopy, the original documents need not be presented).

         We confirm to the Trustee that we will honor a draft or drafts under and in compliance with the terms of this Confirmation if presented on a Business Day at our address stated above in accordance herewith, together with payment instructions from the Trustee, prior to the expiration date of this Confirmation. For purposes of this Confirmation, a "Business Day" shall mean any other than a Saturday, a Sunday or a day on which banking institutions in Chicago, Illinois are closed.

         Funds under this Confirmation are available to the Trustee against a draft referring thereon to the number of this Confirmation and accompanied by a written and completed certificate signed by the Trustee in the form of Exhibit A attached hereto, together with a copy of the documents presented under SFB's Irrevocable Letter of Credit No. 284. If we receive any drafts from the Trustee at our office referred to above, all in strict conformity with the terms and conditions of this Confirmation, no later than 1:45 p.m. (Eastern Standard time), on a Business Day prior to the termination hereof, we will honor the same no later than 3:30 p.m. (Eastern Standard time), on the same day in accordance with the payment instructions of the Trustee. If we receive any of the drafts and certificates of the Trustee at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 1:45 p.m. (Eastern Standard time), on a Business Day prior to the termination hereof, we will honor the same no later than 11:00 a.m. (Eastern Standard time) on the next succeeding Business Day in accordance with the payment instructions of the Trustee.

         This Confirmation shall automatically expire upon the earliest of (a) May 15, 1998, (b) the termination of the Letter of Credit or (c) your surrender to us of this Confirmation; provided however, that on each March 15, beginning March 15, 1998 (each such date being referred to as an "Extension Date"), the expiration date of this Confirmation shall be extended for one year unless we shall send you written notice prior to such Extension Date stating that the expiration date shall not be so extended; provided, further, that the expiration date shall not in any event be later than May 15, 2007. Upon the expiration of this Confirmation you shall immediately deliver the same to us for cancellation.

         Except as set forth in the Exhibits and drafts referred to herein which are hereby incorporated by reference, this Confirmation sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, amplified or limited by reference to any document (except the Uniform Customs, as defined below), instrument or agreement referred to herein (including, without limitation, the Bonds) or in which this Confirmation is referred to; and any such reference shall not be deemed to incorporate therein by reference any document, instrument or agreement except for such Exhibits, such drafts and the Uniform Customs.

         This Confirmation is transferable in its entirety to any transferee who is acceptable to us whom you certify to us as has succeeded you as Trustee and as beneficiary of the Letter of Credit, and may be successively transferred. In addition, the Trustee may transfer its beneficial rights hereunder to any transferee whom the Trustee certifies to us has succeeded it as Trustee for the Bonds, and may be successively transferred. Transfer of this Confirmation to such transferee shall be effected by the presentation to us of this Confirmation accompanied by a certificate in substantially the form of Exhibit B attached hereto. Upon such presentation we shall forthwith transfer the same to the transferee by endorsing the transfer on the reverse of this Confirmation and forwarding the same directly to the transferee together with our customary notice of transfer or, if so requested by the transferee, issue a confirmation to the transferee with provisions therein consistent with this Confirmation.

         This Confirmation is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). This Confirmation shall be governed by the laws of the State of Illinois, including the Uniform Commercial Code as in effect in the State of Illinois. As to any matter of conflict between the provisions of the Uniform Customs and the laws of the State of Illinois, the Uniform Customs shall govern this Confirmation.

                                            Very truly yours,

                                            LASALLE NATIONAL BANK



                                            By:_______________________________
                                                Name:

                                                Title:________________________


                                            By:_______________________________
                                                Name:

                                                Title:________________________

                                    EXHIBIT A
                                     TO THE
                     IRREVOCABLE CONFIRMATION NO. 9200101378
                                       OF
                              LASALLE NATIONAL BANK

                                   CERTIFICATE

         The undersigned is the incumbent Trustee for the benefit of the holders of the outstanding Industrial Development Revenue Bonds, Series 1997 (McClain of Alabama, Inc. Project) (the "Bonds"), issued by The Industrial Development Board of the City of Demopolis (the "Issuer"), which Bonds were issued under the Trust Indenture dated April 1, 1997 between the Issuer and the Trustee (together with any amendments or supplements thereto, the "Indenture"). As such Trustee, the undersigned is the beneficiary of Irrevocable Letter of Credit No. 284 (the "SFB Letter of Credit"), issued on April 23, 1997, by Standard Federal Bank ("SFB").

         1. The undersigned is making a drawing under the Irrevocable Confirmation No. 9200101378 (the "Confirmation") of LaSalle National Bank.

         2. [The undersigned has timely presented document(s) in the amount of $_____________ to SFB under and in full compliance with the terms of the SFB Letter of Credit, which draft has been wrongfully dishonored by SFB.] [SFB has repudiated the Letter of Credit] [SFB is insolvent]*

         3. The attached is a copy of the document(s) presented to SFB described in Paragraph 2 above.

         4. The amount of the draft which accompanies this Certificate was computed in accordance with the provisions of the Bonds and the Indenture.

         5. The drawing under the SFB Letter of Credit was made in accordance with the terms of the Resolution.

         6. The amount hereby demanded does not exceed the amount available to be drawn under the SFB Letter of Credit for this drawing.









_________________________

     *Insert as applicable.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ____ day of________________,________.


                                        LASALLE NATIONAL BANK, as Trustee



                                        By:_______________________________
                                           Name:
                                           Title:

                                    EXHIBIT B
                                     TO THE
                     IRREVOCABLE CONFIRMATION NO. 9200101378
                                       OF
                              LASALLE NATIONAL BANK

                         [FORM OF TRANSFER CERTIFICATE]

                             INSTRUCTION TO TRANSFER


LaSalle National Bank
200 West Monroe
Suite 1100
Chicago, Illinois 60606

         Attention:   ___________________________

         Re:      Your Irrevocable Confirmation No. 9200101378

         Ladies and Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably transfers to:



                           __________________________
                              [Name of Transferee]



                           __________________________
                                    [Address]

all rights of the undersigned beneficiary to draw under the above-referenced Confirmation (the "Confirmation"). The transferee has succeeded the undersigned as Trustee under the Indenture and as beneficiary under SFB's Letter of Credit (as such terms are defined in the Confirmation).

         By this transfer, all rights of the undersigned beneficiary in the Confirmation are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof, provided, however, that no right shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Confirmation pertaining to transfers.

         The Confirmation is returned herewith and in accordance therewith we ask that this transfer be effective and that you transfer the Confirmation to our transferee by endorsing the transfer on the reverse of the original Confirmation and forwarding the same directly to the transferee together with your customary notice of transfer or that, if so requested by the transferee, you issue a new irrevocable confirmation in favor of the transferee with provisions consistent with the Confirmation.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ____ day of___________________,______.


                                      LASALLE NATIONAL BANK, as Trustee



                                      By:_______________________________________
                                          Name:
                                          Title:

                     IRREVOCABLE CONFIRMATION NO. 9200101378



         Date of Issue:    April 23, 1997

         Stated Expiration Date:    May 15, 1998

         To:               LaSalle National Bank, as Trustee
                           135 South LaSalle Street
                           Suite 1825
                           Chicago, Illinois 60603

Attention:  Corporate Trust Department

Ladies and Gentlemen:

         At the request of Standard Federal Bank ("SFB") we hereby issue this Confirmation to you, LaSalle National Bank, as Trustee under the Trust Indenture dated as of April 1, 1997 between you and The Industrial Development Board of the City of Demopolis ("Issuer") (together with any amendments or supplements thereto, the "Indenture"), for the benefit of the holders of the Issuer's Industrial Development Revenue Bonds, Series 1997 (McClain of Alabama, Inc. Project)(the "Bonds"), and we hereby confirm SFB's Irrevocable Letter of Credit No. 284, issued on April 23, 1997 (the "Letter of Credit"), in your favor as security for the payment of principal of, interest on, and the purchase price of the Bonds. Our confirmation herein is provided in favor of you, as Trustee for the benefit of the holders of the Bonds. Drawings under this Confirmation may be made by you as Trustee under the Indenture to the extent provided herein.

         This Confirmation is for the maximum amount of $5,302,301.37 subject to reduction and reinstatement as provided in the Letter of Credit (the "Stated Amount"). The Stated Amount will, subject to reduction and reinstatement as aforesaid, at all times during the term of this Confirmation, be an amount equal to the outstanding principal balance of the Bonds plus an amount equal to 45 days accrued interest on the principal balance at an interest rate of twelve percent (12%) per annum. All drawings under this Confirmation will be paid with our own funds.

         Up to the Stated Amount shall be available upon presentation by you of a draft or drafts (each of which drafts shall have been signed by a duly authorized officer of the Trustee(and which shall be indicated "Drawn under the Standard Federal Bank Irrevocable Letter of Credit No. 284 and LaSalle National Bank Confirmation No. 9200101378" accompanied by a Certificate (also so signed) in the form set forth in Exhibit A hereto.

         All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Confirmation, shall be in writing and addressed and presented to us on or prior to the expiration date of this Confirmation at our office located at: 200 West Monroe, Suite 100, Chicago, Illinois 60606, Attention:

International Banking Department, and shall make specific reference to this Confirmation by number. Such documents, notices and other communications shall be personally delivered to us, or may be sent to us by telecopy to such office (Telecopier Number 312-904-6303) (and if by telecopy, the original documents need not be presented).

         We confirm to the Trustee that we will honor a draft or drafts under and in compliance with the terms of this Confirmation if presented on a Business Day at our address stated above in accordance herewith, together with payment instructions from the Trustee, prior to the expiration date of this Confirmation. For purposes of this Confirmation, a "Business Day" shall mean any other than a Saturday, a Sunday or a day on which banking institutions in Chicago, Illinois are closed.

         Funds under this Confirmation are available to the Trustee against a draft referring thereon to the number of this Confirmation and accompanied by a written and completed certificate signed by the Trustee in the form of Exhibit A attached hereto, together with a copy of the documents presented under SFB's Irrevocable Letter of Credit No. 284. If we receive any drafts from the Trustee at our office referred to above, all in strict conformity with the terms and conditions of this Confirmation, no later than 1:45 p.m. (Eastern Standard time), on a Business Day prior to the termination hereof, we will honor the same no later than 3:30 p.m. (Eastern Standard time), on the same day in accordance with the payment instructions of the Trustee. If we receive any of the drafts and certificates of the Trustee at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 1:45 p.m. (Eastern Standard time), on a Business Day prior to the termination hereof, we will honor the same no later than 11:00 a.m. (Eastern Standard time) on the next succeeding Business Day in accordance with the payment instructions of the Trustee.

         This Confirmation shall automatically expire upon the earliest of (a) May 15, 1998, (b) the termination of the Letter of Credit or (C) your surrender to us of this Confirmation; provided however, that on each March 15, beginning March 15, 1998 (each such date being referred to as an "Extension Date"), the expiration date of this Confirmation shall be extended for one year unless we shall send you written notice prior to such Extension Date stating that the expiration date shall not be so extended; provided, further, that the expiration date shall not in any event be later than May 15, 2007. Upon the expiration of this Confirmation you shall immediately deliver the same to us for cancellation.

         Except as set forth in the Exhibits and drafts referred to herein which are hereby incorporated by reference, this Confirmation sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, amplified or limited by reference to any document (except the Uniform Customs, as defined below), instrument or agreement referred to herein (including, without limitation, the Bonds) or in which this Confirmation is referred to; and any such reference shall not be deemed to incorporate therein by reference any document, instrument or agreement except for such Exhibits, such drafts and the Uniform Customs.

         This Confirmation is transferable in its entirety to any transferee who is acceptable to us whom you certify to us as has succeeded you as Trustee and as beneficiary of the Letter of Credit, and may be successively transferred. In addition, the Trustee may transfer its beneficial rights hereunder to any transferee whom the Trustee certifies to us has succeeded it as Trustee for the Bonds, and may be successively transferred. Transfer of this Confirmation to such transferee shall be effected by the presentation to us of this Confirmation accompanied by a certificate in substantially the form of Exhibit B attached hereto. Upon such presentation we shall forthwith transfer the same to the transferee by endorsing the transfer on the reverse of this Confirmation and forwarding the same directly to the transferee together with our customary notice of transfer or, if so requested by the transferee, issue a confirmation to the transferee with provisions therein consistent with this Confirmation.

         This Confirmation is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). This Confirmation shall be governed by the laws of the State of Illinois, including the Uniform Commercial Code as in effect in the State of Illinois. As to any matter of conflict between the provisions of the Uniform Customs and the laws of the State of Illinois, the Uniform Customs shall govern this Confirmation.

                                   Very truly yours,

                                   LASALLE NATIONAL BANK




                                   By:
                                      ------------------------------------
                                      Name:

                                      Title:



                                   By:
                                      ------------------------------------
                                      Name:

                                      Title:

                                    EXHIBIT A
                                     TO THE
                     IRREVOCABLE CONFIRMATION NO. 9200101378
                                       OF
                              LASALLE NATIONAL BANK

                                   CERTIFICATE

         The undersigned is the incumbent Trustee for the benefit of the holders of the outstanding Industrial Development Revenue Bonds, Series 1997 (McClain of Alabama, Inc. Project) (the "Bonds"), issued by The Industrial Development Board of the City of Demopolis (the "Issuer"), which Bonds were issued under the Trust Indenture dated April 1, 1997 between the Issuer and the Trustee (together with any amendments or supplements thereto, the "Indenture"). As such Trustee, the undersigned is the beneficiary of Irrevocable Letter of Credit No. 284 (the "SFB Letter of Credit"), issued on April 23, 1997, by Standard Federal Bank ("SFB").

         1. The undersigned is making a drawing under the Irrevocable Confirmation No. 9200101378 (the "Confirmation") of LaSalle National Bank.

         2. [The undersigned has timely presented document(s) in the amount of $ to SFB under and in full compliance with the terms of the SFB Letter of Credit, which draft has been wrongfully dishonored by SFB.] [SFB has repudiated the Letter of Credit] [SFB is insolvent]*

         3. The attached is a copy of the document(s) presented to SFB described in Paragraph 2 above.

         4. The amount of the draft which accompanies this Certificate was computed in accordance with the provisions of the Bonds and the Indenture.

         5. The drawing under the SFB Letter of Credit was made in accordance with the terms of the Resolution.

         6. The amount hereby demanded does not exceed the amount available to be drawn under the SFB Letter of Credit for this drawing.



-----------------
*Insert as applicable.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this day of _______ ,__ .


                                   LASALLE NATIONAL BANK, as Trustee




                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT B
                                     TO THE
                     IRREVOCABLE CONFIRMATION NO. 9200101378
                                       OF
                              LASALLE NATIONAL BANK

                         [FORM OF TRANSFER CERTIFICATE]

                             INSTRUCTION TO TRANSFER


LaSalle National Bank
200 West Monroe
Suite 1100
Chicago, Illinois 60606

         Attention:
                   -------------------------------------

         Re:      Your Irrevocable Confirmation No. 9200101378

         Ladies and Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably transfers to:


                         ------------------------------
                              [Name of Transferee]



                         ------------------------------
                                    [Address]

all rights of the undersigned beneficiary to draw under the above-referenced Confirmation (the "Confirmation"). The transferee has succeeded the undersigned as Trustee under the Indenture and as beneficiary under SFB's Letter of Credit (as such terms are defined in the Confirmation).

         By this transfer, all rights of the undersigned beneficiary in the Confirmation are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof, provided, however, that no right shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Confirmation pertaining to transfers.

         The Confirmation is returned herewith and in accordance therewith we ask that this transfer be effective and that you transfer the Confirmation to our transferee by endorsing the transfer on the reverse of the original Confirmation and forwarding the same directly to the transferee together with your customary notice of transfer or that, if so requested by the transferee, you issue a new irrevocable confirmation in favor of the transferee with provisions consistent with the Confirmation.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this day of ______________, __.


                                     LASALLE NATIONAL BANK, as Trustee


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                  EXHIBIT "C"



         All mortgages, security agreements, guaranties and other collateral documents now or in the future executed and delivered to Bank by Obligor or any guarantors in connection with the Bonds or any other credit facilities from the Bank to the Obligor or any of the guarantors.

                             GENERAL CERTIFICATE OF
                      AN OFFICER OF LASALLE NATIONAL BANK



        The undersigned officer of LaSalle National Bank (the "Bank") does hereby certify and represent that:

         1. The Bank is a national banking association duly organized and validly existing under the laws of the United States of America. The Bank has full power to execute and deliver and to carry out and perform its obligations under Confirmation No. 9200101378 (the "Confirmation") issued by the Bank to LaSalle National Bank, as Trustee, including the making of payments thereunder.

         2. The statements contained under the caption "The Confirmation" in the Placement Memorandum dated April 23, 1997 relating to the $5,225,000 The Industrial Development Board of the City of Demopolis Industrial Development Revenue Bonds, Series 1997 (McClain of Alabama, Inc. Project) (the "Placement Memorandum") are fair and accurate summaries of the provisions of the agreements referred to therein.

         3. The information and statements relating to the Bank contained in the Placement Memorandum, including, without limitation, Appendix C thereto, as of its date, and on the date hereof, do not and will not contain any untrue statement of a material fact.

         4. There has been no material adverse change in the general affairs or in the financial condition or net assets of the Bank as a whole, as shown in the Preliminary Placement Memorandum and to the Placement Memorandum.



         Dated as of April 23, 1997


                                                  LASALLE NATIONAL BANK



                                                  By:
                                                     ---------------------------

                                                  Its:
                                                      --------------------------

                                                                  EXECUTION COPY


                            REIMBURSEMENT AGREEMENT



         REIMBURSEMENT AGREEMENT (the "Agreement") dated as of April 1, 1997 (the "Execution Date") by and between McClain of Alabama, Inc., a Michigan corporation, whose address is 6200 Elmridge, Sterling Heights, Michigan 48310 (the "Obligor") and STANDARD FEDERAL BANK, a federal savings bank, with an office located at 2600 West Big Beaver Rd., Troy, Michigan 48084 (the "Bank").

                                  WITNESSETH:

         WHEREAS, The Industrial Development Board of the City of Demopolis ("Issuer") has issued its $5,225,000 Industrial Development Revenue Bonds ("Bonds") to finance a part of the cost of the acquisition of, construction of and equipping of an industrial facility located in Demopolis, Alabama (the "Project"). The Bonds are being issued pursuant to a Trust Indenture dated as of April 1, 1997 (the "Indenture"), naming LaSalle National Bank, as trustee (the "Trustee"), and

         WHEREAS, in order to induce the purchasers of the Bonds (the "Bond Purchasers") to purchase the Bond, the Obligor has requested that the Bank issue an irrevocable letter of credit (such letter of credit and any successor letter of credit as described in Section 2 of this Agreement being herein called the "Letter of Credit") in an amount not to exceed $5,302,301.37 (such amount being herein called the "Letter of Credit Amount") to secure payment of the principal and purchase price of, and interest on, the Bonds;

         NOW, THEREFORE, in consideration of the premises, the Obligor and the Bank hereby agree as follows:

         SECTION 1.       Reimbursement and Other Payments.

         (a)     The Obligor hereby agrees with the Bank as follows:
(i) to pay the Bank, following payment by the Bank of any draft presented under a Letter of Credit, and on the same day on which such draft is so paid, a sum (and interest on such sum as provided in clause (ii) below) equal to the amount so paid under the Letter of Credit; (ii) to pay the Bank, interest on any and all amounts remaining unpaid by the Obligor hereunder, at any time from the date any such amount becomes payable until payment in full, payable on demand, at a fluctuating interest rate per annum (computed on the basis of a 360 day year for the actual number of days elapsed) as shall be in effect from time to time, which rate per annum shall be equal to three percent (3%) above the Wall Street Journal Prime Rate, provided that such fluctuating interest rate shall in no event be higher than the maximum rate permitted by law and, in addition, upon demand by the Bank any and all reasonable expenses including but not limited to legal expenses incurred by the Bank in enforcing any rights under this Agreement. As used herein the phrase "Wall Street Journal Prime Rate" shall mean the "Prime Rate" published by the Wall Street Journal as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks as the same may be changed from time to time. If more than one Prime Rate is published, the highest rate published shall be deemed the Wall Street Journal Prime Rate. If the publication of the Wall Street Journal Prime Rate is discontinued during the term hereof, then the interest rate under this Agreement shall be based upon the index which is published by The Wall Street Journal in replacement thereof based on similar base rates on corporate loans or if no such replacement index is published, the index which, in the Bank's sole determination, most nearly corresponds to the Wall Street Journal Prime Rate. It is understood and agreed by the Obligor that the interest rate under this Agreement shall be determined by reference to the "Wall Street Journal Prime Rate" and not by reference to the actual rate of interest charged by an particular bank to any particular borrower or borrowers and shall automatically increase or decrease when and to the extent that the Wall Street Journal Prime Rate shall have been increased or decreased.

         (b) In addition, the Obligor hereby agrees to pay to the Bank a commission with respect to the Letter of Credit, computed (on the basis of a year of 360 days for the actual number of days elapsed) at the rate of 1% per annum on the Letter of Credit Amount (or, in the event, and effective the first date on which an annual payment of the Letter of Credit commission is due following the date of any reduction in the maximum amount available under the Letter of Credit in accordance with the terms thereof, on such smaller amount to which the maximum amount available under the Letter of Credit may have been so reduced from time to time) from and including the date of issuance of the Letter of Credit to but excluding the last day a drawing is available under the Letter of Credit (the "Expiration Date"), payable annually in advance on the fifteenth day of April of each year until the Expiration Date; provided, that the first installment shall be payable on the date of issuance of the Letter of Credit for the period from and including such date of issuance until April 15, 1998. If the Expiration Date occurs on a day prior to the date to which a commission has been prepaid under this Section 1(b), the Bank agrees to repay, promptly after the Expiration Date, such portion of such commission as is allocable to the period from and including the Expiration Date until the day to which such commission has been prepaid; provided, that during such time as an Event of Default (as defined herein) shall have occurred and be continuing, the Bank shall not be obligated to repay any portion of such commission.

         (c) If any change in any law or regulation or in the interpretation or implementation thereof by any court or administrative or governmental authority charged with the administration thereof (including, without limitation, a change in a requirement that affects the manner in which the Bank allocates capital resources to its commitments, including its obligations hereunder and under the Letter of Credit) shall either (i) impose, modify or deem applicable any reserve, special deposit, limitation or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, the Bank or (ii) impose upon, modify, require, make or deem applicable to the Bank any increased capital requirement or similar requirement (including, without limitation, a new requirement that affects the manner in which the Bank allocates capital resources to its commitments including its obligations hereunder or under the Letter of Credit) or (iii) impose on the Bank any other condition regarding this Agreement or the Letter of Credit, and the result of any event referred to in clause (i), (ii) or (iii) above shall be an increase in the cost to the Bank of issuing or maintaining the Letter of Credit or reduce the rate of return on capital, as a consequence of the issuing or maintaining the Letter of Credit or performing the Bank's obligations hereunder, to a level below that which the Bank would have achieved but for such events; (which increase in cost or decreased benefit shall be determined by the Bank's reasonable allocation of the aggregate of such cost increases or reduced benefits resulting from such events), then, upon demand by the Bank, the Obligor, shall immediately pay to the Bank, from time to time as specified by the Bank, additional amounts which shall be sufficient to compensate the Bank for such increased cost or decreased benefit, together with interest on each such amount commencing ten (10) days after the date such compensation is demanded until payment in full thereof at the rate provided in subsection (a)(ii) above. A certificate as to such increased cost or decreased benefit incurred by the Bank as a result of any event mentioned in clause (i), (ii) or (iii) above, submitted by the Bank to the Obligor, shall be rebuttably presumed correct as to the amount thereof absent fraud or demonstrable mistake in calculation.

         (d) In addition, in the event that a successor Trustee is appointed pursuant to the Indenture, the Obligor agrees to pay the Bank a commission equal to $1,500 for transferring the Letter of Credit to the successor Trustee, plus any out-of-pocket expenses incurred by the Bank in connection with such transfer. Both such commission and such expenses shall be paid within 10 days of delivery of a bill.

         (e) In addition, the Obligor agrees to pay the Bank a Letter of Credit draw processing fee of $100 for each draft under the Letter of Credit submitted by the Trustee to the Bank, said fee to be due and payable on the date a draft is submitted by the Trustee to the Bank.

         (f) In addition, the Obligor agrees to pay to the Bank on the date of execution of this Agreement a closing fee in the amount of $13,000.

         (g) All payments by the Obligor to the Bank hereunder shall be made in lawful money of the United States and in immediately available funds at the Bank's office at 2600 West Big Beaver Road, Michigan 48084, or such other office of the Bank as may be designated from time to time by written notice to the Company by the Bank. All such payments may be charged when due to Obligor's account no. 106-4000169 maintained with Bank (or any other deposit or other accounts of Obligor with Bank); provided, however, this authorization shall not affect Obligor's obligation to pay, when due, any indebtedness hereunder whether or not account balances are sufficient to pay amounts due.

         SECTION 2. Issuance of Letter of Credit. On or before April 24, 1997, upon written notice from the Obligor to the Bank and subject to the satisfaction of the conditions precedent specified in
Section 3 below, the Bank will issue the Letter of Credit in substantially the form of Exhibit A hereto, in favor of the Trustee and expiring no later than May 15, 1998. The Obligor hereby requests that the Bank issue the Letter of Credit in the form attached as Exhibit A.

         SECTION 3. Conditions Precedent to the Issuance of the Letter of Credit. The obligation of the Bank to issue the Letter of Credit is subject to the satisfaction of the following conditions precedent:

                 (a) On or before the date of issuance of the Letter of Credit, the Obligor shall have paid to the Bank the commission payable on such date of issuance under Section 1(b) above.

                 (b) On or before the date of issuance of the Letter of Credit, the Bank shall have received the following, each dated contemporaneous with the date of issuance of the Letter of Credit and in form and substance satisfactory to the Bank:

                          (i) Certified copies of resolutions of the Board of Directors of the Obligor approving this Agreement, the form and content of the Letter of Credit and the other matters and documents contemplated hereby.

                          (ii) A Certificate of the Secretary or an Assistant Secretary of the Obligor, certifying the names and true signatures and incumbency of the members of the Obligor, authorized to sign this Agreement and any amendments to the Letter of Credit, and the other documents to be delivered by it hereunder.

                          (iii) Certified copies of the Articles of Incorporation of the Obligor and certificates of good standing for the Obligor from each jurisdiction in which its conduct or activities require it to be licensed to do business.

                          (iv) A certified copy of the Obligor's Bylaws duly certified by the Secretary or an Assistant Secretary of the Obligor.

                          (v) A favorable opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, counsel for the Obligor, in form and substance satisfactory to the Bank.

                          (vi) A favorable opinion of Bradley Arant Rose & White LLP as Bond Counsel, in form and substance satisfactory to the Bank.

                          (vii) A favorable opinion of Bodman, Longley & Dahling LLP, as counsel for the Bank, in form and substance satisfactory to the Bank.

                          (viii) An executed copy of the Indenture (or a copy thereof certified as to authenticity by the Trustee)

                          (ix) An executed copy of the Lease Agreement dated as of April 1, 1997 between the Obligor and the Issuer ("Lease Agreement").

                          (x) Counterpart originals of the guarantees, security agreements and other documents constituting the Collateral Documents (as defined in Section 9 of this Agreement) together with evidence of such recordings, filings of financing statements or of other actions necessary or desirable to establish the priority of lien in the security as the Bank may require.

                          (xi)       A copy of the preliminary Private
                 Placement Memorandum and the final Private Placement Memorandum (together with the documents incorporated therein by reference, herein called the "Private Placement Memorandum") of the Issuer relating to the Bonds.

                          (xii) An executed original of that certain Pledge and Security Agreement dated as of the Execution Date between the Obligor, the Bank and the Trustee.

                          (xiii) Such other documents, instruments, approvals (and, if requested by the Bank, certified duplicates of executed copies thereof) or opinions as the Bank may reasonably request.

                 (c) The following statements shall be true and correct on and as of the date of issuance of the Letter of Credit, and the Bank shall have received a certificate signed by a duly authorized officer of the Obligor, dated the date of such issuance, stating that:

                          (i) the representations and warranties contained in Section 5 of this Agreement are correct on and as of the date of such issuance as though made on and as of such date; and

                          (ii) no event has occurred which constitutes an Event of Default (as defined in Section 8 hereof) or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both, nor will the issuance of the Letter of Credit give rise to the occurrence of an Event of Default.

                 (d)      On or before the day of the issuance of the Letter of
         Credit:

                          (i) the Issuer and the Trustee shall have duly authorized and executed the Indenture and the Indenture shall continue to be in full force and effect;

                          (ii) the Obligor shall have duly authorized and executed the Collateral Documents and the Collateral Documents shall continue to be in full force and effect;

                          (iii)   the Bonds, the Indenture, the Lease
                 Agreement, the Collateral Documents, the Pledge and Security Agreement and any other agreement or instrument relating to any of the foregoing (the "Operative Documents") shall be in form and substance satisfactory to the Bank.

         SECTION 4. Obligations Absolute. The payment obligations of the Obligor under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances, either alleged or established:

                 (a) any lack of validity or enforceability of the Operative Documents;

                 (b) any amendment or waiver of or any consent to departure from or in connection with the Operative Documents, including any substitution, exchange or release of collateral with respect to any of the Operative Documents;

                 (c) the existence of any claim, set-off, defense or other right which the Obligor may have at any time against the Trustee, any beneficiary or any transferee of the Letter of Credit (or any persons or entities for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other person or entity, whether in connection with this Agreement, the Operative Documents, the transactions contemplated herein or therein or any unrelated transaction;

                 (d) any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                 (e) payment by the Bank under the Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Letter of Credit;

                 (f) any failure, omission, delay or lack on the part of the Bank or any party to any of the Operative Documents to enforce, assert or exercise any right, power or remedy conferred upon the Bank or any such party under this Agreement or any of the Operative Documents, or any other acts or omissions on the part of the Bank or any such party;

                 (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets of the Obligor or the Issuer; the receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment or other similar proceedings affecting the Obligor or the Issuer or any of the assets of either of them, or any allegation or contest of the validity of this Agreement or any of the Operative Documents, in any such proceedings;

                 (h) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, and any other event or action that would, in the absence of this clause, result in the release or discharge by operation of law of the Obligor from the performance or observance of any obligation, covenant or agreement contained in this Agreement.

         No setoff, counterclaim, reduction or diminution of any obligation, or any defense of any kind or nature which the Obligor has or may have against the Issuer or the Trustee shall be available hereunder to the Obligor against the Bank.

         SECTION 5.       Representations and Warranties.   The Obligor
represents and warrants as of the Execution Date, as follows:

                 (a) The Obligor is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan.

                 (b) The execution, delivery and performance by the Obligor of this Agreement, the Lease Agreement, the Pledge and Security Agreement and the Collateral Documents, as the case may be, are within the Obligor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) the Articles of Incorporation or Bylaws of the Obligor, (ii) any law, order, rule or regulation applicable to the Obligor, (iii) any contract or agreement to which the Obligor is a party or by which it is bound and does not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the Collateral Documents, this Agreement, the Indenture or the Pledge and Security Agreement) upon or with respect to any of its properties.

                 (c) All registration with, authorizations by, or approvals of any governmental body required to be obtained by the Obligor for its execution, delivery and performance of this Agreement, the Pledge and Security Agreement and the Collateral Documents have been obtained and remain in full force and effect.

                 (d) This Agreement, the Pledge and Security Agreement and the Collateral Documents are legal, valid and binding obligations of the Obligor, enforceable against it in accordance with their respective terms, except as affecting enforceability may be subject, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally

                 (e) There is not pending or, to the knowledge of the Obligor, threatened any action or proceeding before any court, governmental agency or arbitrator against or affecting the Obligor which, if determined adversely to the Obligor, would materially and adversely affect the financial condition or operations of the Obligor.

                 (f) No representation or warranty of the Obligor contained in this Agreement or in any of the Collateral Documents, and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished to the Bank by or on behalf of the Obligor contains, or will contain, any untrue statement of a material fact, or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not misleading in any material respect when made.

         The representations and warranties set forth in the Loan Agreement dated August 29, 1996 between the Obligor, certain related parties and the Bank ("Credit Agreement") are incorporated herein by reference as continuing representations and warranties of the Obligor.

         SECTION 6. Affirmative Covenants. So long as a drawing is available under the Letter of Credit, the Obligor will, unless the Bank gives its prior consent in writing:

                 (a) Comply with Covenants. Comply with all covenants contained in the Credit Agreement (as the same may be amended or modified from time to time), as if explicitly set forth herein in their entirety. The provisions of the Credit Agreement as incorporated herein by reference in accordance with the foregoing, shall remain in full force and effect, notwithstanding any termination of the Credit Agreement after the date hereof.

                 (b) Reporting Requirements. Furnish to the Bank the following:

                          (i) as soon as possible after becoming aware of the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, a written statement from the chief financial officer (or in such officer's absence, a responsible senior officer) of the Obligor setting forth details of such Event of Default or event and the action which the Obligor has taken or proposes to take with respect thereto;

                          (ii) such other information respecting the business, properties, or the financial condition or operations of the Obligor as the Bank may from time to time reasonably request.

                 (c) Optional Redemption of Bonds. The Obligor shall cause the Bonds to be optionally redeemed at the times and in the amounts set forth in Exhibit "B" attached hereto. On the first day of each month (beginning May 1, 1997), the Obligor shall pay to the Bank for deposit to a cash collateral account one twelfth of the annual redemption payment next coming due, which moneys shall be used to reimburse the Bank for payments by the Bank of drafts submitted by the Trustee under the Letter of Credit.

         SECTION 7. Negative Covenants of the Obligor. So long as a drawing is available under the Letter of Credit, the Obligor agrees that it will not:

                 (a) Amendment of Indenture or Lease Agreement. Enter into or agree to any amendment, change or modification of, or any waiver of any provision of, the Indenture or the Lease Agreement.

                 (b) Misrepresentation. Furnish the Bank with any certificate or other document that contains any untrue statement of a material fact or omits to state a material fact necessary to make such certificate or document not misleading in light of the circumstances under which it was furnished.

         SECTION 8.       Events of Default.

                 (a) The occurrence of any of the following events shall be an "Event of Default" hereunder unless waived by the Bank pursuant to Section 10 hereof:

                          (i) Any representation or warranty made by the Obligor pursuant to Section 5 hereof shall prove to have been incorrect in any material respect when made; or

                          (ii) The Obligor shall fail to pay when due any amount specified in Section 1 hereof; or

                          (iii) The Obligor shall fail to perform or observe any of its obligations or covenants under, or shall fail to comply with any of the provisions of Section 6(a) and such failure continues beyond the applicable notice and cure period, if any, provided for such failure under the terms of the Credit Agreement; or

                          (iv) The Obligor shall fail to perform or observe any of its obligations or covenants under, or shall fail to comply with any of the provisions of Section 6(b)(i) or
                 Section 6(c) which continues for ten (10) days; or

                          (v) The Obligor shall fail to perform or observe any other term, covenant or agreement herein contained, or the Obligor shall fail to perform or observe any term, count or agreement in any other agreement with the Bank to which it may be a party and such failure shall continue unremedied for a period of thirty (30) days after the date on which written notice thereof shall be given by the Bank to the Obligor; or

                          (vi) Any material provision of this Agreement or any guaranty given in connection herewith shall at any time for any reason cease to be valid and binding on the Obligor or any guarantor, as applicable, or shall be declared to be null and void, or the validity or enforceability thereof against the Obligor or any guarantor, as applicable shall be contested by the Obligor or any governmental agency or authority, or the Obligor or any guarantor, as applicable, shall deny that it has any or further liability or obligation under this Agreement or the guaranty, as applicable; or

                          (vii) An Event of Default under and as defined in the
                 Indenture or the Credit Agreement (regardless of whether the Credit Agreement has terminated) shall have occurred and be continuing without the same being cured or waived pursuant to the terms thereof.

                 (b) If any of the Events of Default specified in subsection (a) above shall have occurred and be continuing, in addition to the Bank's other remedies available under the Indenture, the Pledge and Security Agreement, the Collateral Documents, or such other documents executed in connection herewith, or any other remedy available at law or in equity, then the Bank may, at any time and in its sole discretion, but shall not be obligated to, terminate its commitment to issue the Letter of Credit or, if the Letter of Credit shall have been issued, may elect to give notice to the Trustee pursuant to the Indenture thereby requiring the Trustee to declare the principal of all Bonds then outstanding and the interest accrued thereon and any premium thereon and thereby owing to be immediately due and payable and/or require the Obligor to deliver cash collateral to the Bank in the amount equal to the maximum amount that may be available to be drawn at any time under the Letter of Credit.

         SECTION 9. Collateral Security. To secure full and timely performance of the Obligor's covenants set out in this Agreement and to secure the repayment of all other moneys owing by the Obligor to the Bank whensoever arising and whether associated with this Agreement or otherwise the Obligor has delivered or caused to be delivered to the Bank the documents described in attached Exhibit "C" (herein collectively called the "Collateral Documents").

         SECTION 10. Amendments, Waivers, Etc. No amendments or waiver of any provision of this Agreement nor consent to any departure by the Obligor therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank and the Obligor, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, waiver or consent with respect to any provision of this Agreement shall affect any other provision of this Agreement.

         SECTION 11. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed or delivered as follows:

         if to the Obligor:

                 6200 Elmridge
                 Sterling Heights, Michigan 48310
                 Attention: Carl Jaworski

         if to the Bank:

                 Standard Federal Bank
                 2600 West Big Beaver Road
                 Troy, Michigan 48084
                 Attention: David Bartlett

         if to the Trustee:

                 LaSalle National Bank
                 135 South LaSalle Street
                 Suite 1825
                 Chicago, Illinois 60603
                 Attention: Corporate Trust Department

or as to any party or the Trustee, at such other address as shall be designated by such party or the Trustee, as the case may be, in a written notice to the other party and the Trustee or the parties, as the case may be. All such notices and other communications shall, when mailed, be effective on the date of deposit in the mails, addressed as aforesaid.

         SECTION 12. No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and exclusive of any remedies provided by law.

         SECTION 13. Indemnification. The Obligor hereby indemnifies and holds the Bank harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Bank may incur (or which may be claimed against the Bank by any person or entity whatsoever) :

                 (i) by reason of any untrue statement or alleged untrue statement of fact contained in the Private Placement Memorandum or any amendment or supplement thereto or the Preliminary Private Placement Memorandum, in the Sections entitled "The Obligor and the Project, "Uses of Proceeds," "Reimbursement Agreement" and "Pledge and Security Agreement" insofar as the aforesaid Sections provide summary descriptions of the matters contained therein in the Private Placement Memorandum or any amendment or supplement thereto or the Preliminary Private Placement Memorandum, or the omission or alleged omission to state therein facts necessary to make such statements, in the light of the circumstances under which they were made, not misleading; provided, however, that, the Obligor shall not be required to indemnify the Bank with respect to information concerning the Bank in the Private Placement Memorandum or in the Preliminary Private Placement Memorandum under the Section entitled "Letter of Credit Bank" (the "Bank Information") which is finally determined to contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements in the Bank Information, in the light of the circumstances under which they were made, not misleading; or

                 (ii) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit; provided, however, that the Obligor shall not be required to indemnify the Bank pursuant to this clause (ii) for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (a) the willful misconduct or gross negligence of the Bank or (b) the Bank's willful or grossly negligent failure to pay under the Letter of Credit after the presentation to it by the Trustee of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit.

Nothing in this Section 13 is intended, nor shall be deemed, to limit the Obligor's reimbursement obligation contained in Section 1 hereof.

         SECTION 14. Continuing Obligation. This Agreement is a continuing obligation and shall (i) be binding upon the Obligor, its successors and assigns, and (ii) inure to the benefit of and be binding upon and be enforceable by the Bank and its successors, transferees and assigns; provided, however, that the Obligor may not assign all or any part of this Agreement without the prior written consent of the Bank. The Obligor's warranties and representations made in Section 5 of this Agreement shall survive the delivery and performance of all documents and agreements contemplated by this Agreement.

         SECTION 15. Transfer of Letter of Credit. The Letter of Credit first issued by the Bank pursuant to Section 2 hereof may be transferred and each successor Letter of Credit may be successively transferred, all in accordance with the terms of such first Letter of Credit.

         SECTION 16. Liability of the Bank. The Obligor assumes all risks of the acts or omissions of the Trustee and any beneficiary or transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee and any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereof, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Bank in good faith made against presentation of documents which do not comply fully with the terms of the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except only that the Obligor shall have a claim against the Bank, and the Bank shall be liable to the Obligor, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Obligor which the Obligor proves were caused by (i) the Bank's willful misconduct or gross negligence, (ii) the Bank's willful, grossly negligent or bad faith failure to pay under the Letter of Credit after the presentation to it by the Trustee or a successor trustee under the Indenture of a sight draft and certificate strictly complying with the terms and conditions of the Letter of Credit or (iii) the Bank's bad faith payment under the Letter of Credit after presentation to it by the Trustee or a successor trustee under the Indenture of a sight draft and certificate which do not comply fully with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         SECTION 17. Costs, Expenses and Taxes. The Obligor agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of this Agreement, any other documents which may be delivered in connection with this Agreement and any transfer of the Letter of Credit including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank, with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Agreement and all costs and expenses, if any, in connection with the enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement, including, but not limited to the Collateral Documents. In addition, the Obligor shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement and such other documents and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 18. Disbursements. The Trustee shall be authorized to disburse the proceeds of the Bonds pursuant to the terms of the Indenture upon presentation by the Obligor of a requisition certificate conforming to the requirements therefor set forth in the Lease Agreement and herein, including endorsement of each requisition certificate by the Bank. The Obligor acknowledges and agrees that the Bank shall only be required to execute requisition certificates and thereby authorize disbursements to the Obligor
(a) provided that no Event of Default has occurred under this Agreement, the Pledge and Security Agreement or the Collateral Documents and no event which with notice and/or the passage of time would become an Event of Default under this Agreement, the Pledge and Security Agreement or the Collateral Documents has occurred, (b) provided that the Project shall not have been materially damaged by fire or other casualty, or if so damaged the Obligor has complied with all insurance requirements under the Loan Agreement and hereunder, and (c) disbursement of no more than eighty five percent (85%) of the costs of machinery and equipment (excluding installation, taxes, engineering, delivery and other soft costs). All such calculations shall be performed by the Bank or its agent using a methodology satisfactory to the Bank in its sole discretion.

         SECTION 19. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         SECTION 20. Waiver of Jury Trial. The Obligor and the Bank hereby irrevocably waive the right to trial by jury with respect to any and all actions or proceedings at any time in which Obligor and the Bank are parties arising out of this Agreement or the other documents contemplated hereby.

         SECTION 21. Jurisdiction. Obligor hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Michigan state court sitting in Detroit in any action or proceeding arising out of or relating to this Agreement or the Letter of Credit and the Obligor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal or Michigan state court. The Obligor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan by the delivery of copies of such process to the Obligor at its address specified in
Section 10 hereof or by certified mail directed to such address.

         SECTION 22. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan.

         SECTION 23. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.




In the Presence of:                        MCCLAIN OF ALABAMA, INC.



                                           By:
-------------------------                     ----------------------------

                                           Its: Secretary



                                           STANDARD FEDERAL BANK



                                           By:
-------------------------                     ----------------------------

                                           Its: Vice President

                                  EXHIBIT "B"



         Obligor shall optionally redeem Bonds in the following amounts on April 1 of each year beginning April 1, 1998.


              December 1                              Amount of Redemption
              ----------                              --------------------
                1998                                        $525,000

                1999*                                       $525,000

                2000*                                       $525,000

                2001*                                       $525,000

                2002*                                       $525,000

                2003*                                       $525,000

                2004*                                       $525,000

                2005*                                       $525,000

                2006*                                       $525,000

                2007*                                       $500,000





* These dates are for informational purposes only and will apply only if the Bank extends the expiration date of the Letter of Credit. There is no commitment or obligation on the part of the Bank to extend the expiration date of the Letter of Credit.

                         PLEDGE AND SECURITY AGREEMENT



         PLEDGE AND SECURITY AGREEMENT, dated as of April 1, 1997, made by McClain of Alabama, Inc., a Michigan corporation (the "Pledgor"), LaSalle National Bank, which is Trustee under the Indenture (as hereinafter defined) and as custodian hereunder (the "Agent") and Standard Federal Bank, a federal savings bank (the "Bank") pursuant to the Reimbursement Agreement dated as of April 1, 1997, between the Pledgor and the Bank (hereinafter, as the same may from time to time be amended or supplemented, called the "Reimbursement Agreement"):

                               W I T E S S E T H:

         WHEREAS, The Industrial Development Board of the City of Demopolis has issued its Industrial Development Revenue Bonds, Series 1997 (McClain of Alabama, Inc. Project) (the "Bonds") under the Trust Indenture dated as of April 1, 1997 (the "Indenture"), between the Pledgor and LaSalle National Bank, as Trustee;

         WHEREAS, the Indenture requires the Pledgor under the circumstances provided therein to purchase Bonds duly tendered for purchase by the holders thereof and to register the Bonds so purchased in the name of the Pledgor in accordance with the Indenture (the "Tendered Bonds");

         WHEREAS, in the Indenture the Issuer and the Trustee have agreed to certain remarketing provisions for the Bonds pursuant to which LaSalle National Bank or its successor remarketing agent (the "Remarketing Agent") has agreed to the remarketing of certain Bonds;

         WHEREAS, in connection with the issuance of the Bonds, the Pledgor has agreed to enter into the Reimbursement Agreement in order to cause the Bank to issue an irrevocable letter of credit in favor of the Trustee (the "Letter of Credit") which may be used, inter alia, to pay all or a portion of the purchase price of the Tendered Bonds in the event the same are not remarketed prior to the date for purchase of the Tendered Bonds (any of such Tendered Bonds so purchased from a draw under the Letter of Credit being hereinafter referred to as the "Pledged Bonds");

         WHEREAS, it is a condition precedent to the obligation of the Bank to enter into the Reimbursement Agreement and to issue the Letter of Credit that the Pledgor and the Agent shall have executed and delivered this Agreement to the Bank;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to enter into the Reimbursement Agreement and issue the Letter of Credit and for other good and valuable consideration, receipt of which is hereby acknowledged, the Pledgor and Agent hereby agree with the Bank as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Reimbursement Agreement shall have such defined meanings when used herein.

         2. Pledge. The Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers to the Bank or its designee all its right, title and interest in the Pledged Bonds as the same may be from time to time delivered to the Agent, by the holders thereof or by the Remarketing Agent and held by the Agent as agent for the Bank, and hereby grants to the Bank, a first lien on, and security interest in, its right, title and interest in and to the Pledged Bonds, together with all payments of principal, premium and interest thereon and all proceeds thereof, including without limitation remarketing proceeds (collectively, the "Collateral"), as collateral security for (a) the prompt and complete payment of all amounts payable to the Bank under the Reimbursement Agreement, (b) performance and observance of all covenants, terms and conditions upon which the Letter of Credit is issued, including without limitation the covenants, terms and conditions set forth in the Reimbursement Agreement, and (c) the performance of the covenants herein contained and any monies expended by the Bank in connection therewith (collectively, the "Obligations").

         3. Payments on the Pledged Bonds. Payments received by the Agent in respect of the Pledged Bonds shall be held by the Agent in trust for the benefit of the Bank, and the Agent shall pay the same forthwith to the Bank. Upon receipt by the Bank, such amounts shall be credited against the Obligations.

         4. Release of Pledged Bonds. Upon reinstatement of the amount available under the Letter of Credit to be drawn under a Purchase Drawing following payment by the Bank of a Purchase Draft under the Letter of Credit (which would occur following repayment to the Bank of all amounts owed by the Pledgor to the Bank in connection with payment by the Bank of such Purchase Drawing or upon satisfaction of such other requirements as may be agreed to by Pledgor and the Bank), the Agent automatically shall release and deliver to the Pledgor or its designee Pledged Bonds in a principal amount up to but not exceeding the amount by which the stated amount of the Letter of Credit shall have been so increased;

provided, however, that in any event, if all existing and future liabilities and obligations of Pledgor to the Bank under the Reimbursement Agreement are fully paid and fully secured, all Pledged Bonds shall be released and delivered to the Pledgor or its designee. The foregoing notwithstanding, all Pledged Bonds shall be released and delivered to the Trustee for cancellation at maturity. Pledged Bonds which have been held by the Agent for a period of 30 days and have not been remarketed or sold thereupon shall be released and delivered to the Trustee for cancellation.

         5. Rights of the Bank. The Bank shall not be liable for failure to collect the Obligations or for failure to realize upon any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall the Bank be under any obligation to take any action whatsoever with regard thereto. If an Event of Default under the Reimbursement Agreement has occurred and is continuing, the Bank may thereafter without notice exercise all rights, privileges or options pertaining to any Pledged Bonds as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

         6. Remedies. In the event that any portion of the Obligations has been declared due and payable the Bank without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements and notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices, or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank, upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorney's fees and legal expenses, to the payment in whole or in part of the Obligations in such order as the Bank may elect, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including, without limitation, Section 9504(1)(c) of the Uniform Commercial Code of the State of Michigan, and after expiration of the Letter of Credit, need the Bank account for the surplus, if any, to the Pledgor. The Bank agrees to give the Pledgor, the Agent and the Issuer not less than ten days' written notice of the time and place of any public sale and of the time after which a private sale or other intended disposition is to take place. The Pledgor agrees that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Michigan. The Pledgor further agrees to waive and agrees not to assert any rights or privileges which it may acquire under Section 9112 of the Uniform Commercial Code and the Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which the Bank is entitled, and the fees of any attorneys employed by the Bank to collect such deficiency.

         7. Representations, Warranties and Covenants of the Pledgor. The Pledgor represents and warrants that: (a) on the date of delivery to the Bank or its designee of any Pledged Bonds in accordance with Section 2 hereof, neither the Issuer, the Remarketing Agent nor the Agent will have any right, title or interest in and to the Pledged Bonds; (b) it has, and on the date of delivery to the Bank or its designee of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms; (d) no consent of any other party

(including, without limitation, any creditors of the Pledgor) and no consent, license, permit, approval or authorization of exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement; (e) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter documents of the Pledgor or of any securities issued by the Pledgor, or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which the Pledgor is a party or which purports to be binding upon the Pledgor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Pledgor except as contemplated by this Agreement; and (f) the pledge, assignment and delivery of such Pledged Bonds pursuant to this Agreement will create a valid first lien on, and a first perfected security interest in, all right, title or interest of the Pledgor in or to such Pledged Bonds, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Bonds. The Pledgor covenants and agrees that it will defend the Bank's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all persons whomsoever; and covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Bank as Collateral hereunder and will likewise defend the Bank's right thereto and security interest therein.

         8. No Disposition. etc. Except as otherwise provided in the Remarketing Agreement with respect to Pledged Bonds sold to or by the Remarketing Agent, the Pledgor agrees that it will not, without the prior written consent of the Bank sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

         9. Sale of Collateral. (a) The Pledgor recognizes that the Bank may be unable to effect a public sale of any or all of the Pledged Bonds by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Bank shall be under no obligation to delay a sale of any of the Pledged Bonds for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the issuer would agree to do so.

         (b) The Pledgor further agrees to do or cause to be done all such other acts and things (except to cause the Pledged Bonds to be registered) as may be necessary to make such sale or sales of any portion or all of the Pledged Bonds valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense.

         10. Further Assurances. The Pledgor agrees that at any time and from time to time upon the written request of the Bank, it will execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Agreement.

         11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. No Waiver; Cumulative Remedies. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Bank, and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

         13. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by all parties hereto. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Bank hereunder, inure to the benefit of the Bank and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Michigan.

         14. Fees and Expenses. Pledgor agrees to pay and reimburse the Agent and the Bank for and indemnify and hold them harmless against all costs, expenses, taxes and fees (including reasonable attorneys' fees and disbursements) and any liability incurred in connection with the administration and enforcement of this Agreement. Such undertaking of Pledgor shall survive the termination of this Agreement.

         15. Termination. This Agreement shall terminate upon the expiration of the Letter of Credit and payment in full and the performance and satisfaction of all Obligations, and upon such termination the Bank and the Trustee shall assign, transfer and deliver without recourse and without warranty the Collateral to Pledgor (and any property received in respect thereof) as has not theretofore been sold or otherwise applied pursuant to the provisions of this Agreement.

         16. Waiver. The Bank hereby agrees to waive any and all claims, liabilities and causes of action against the Agent which may arise by reason of or in connection with any and all of the Agent's obligations, duties and responsibilities set forth in this

Pledge Agreement, including but not limited to holding the Pledged Bonds and any payments with respect thereto as agent for the Bank and the release and delivery of the Pledged Bonds to the Pledgor or its designee; provided, however, that the Bank shall not be required to waive any claim, liability or cause of action against the Agent to the extent, but only to the extent, arising as a result of the willful and wrongful failure or willful and wrongful misconduct or gross negligence of the Agent.

         17. Captions/Counterparts. Captions in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts and if so executed shall be read and interpreted as a single agreement.

         IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement or have caused this Agreement to be duly executed and delivered by their duly authorized officers on the day and year first above written.


                                     MCCLAIN OF ALABAMA, INC.



                                     By:
                                        ----------------------------------------

                                     Its: Secretary



                                     LASALLE NATIONAL BANK, AS AGENT



                                     By:
                                        ----------------------------------------

                                     Its:



                                     STANDARD FEDERAL BANK


                                     By:
                                        ----------------------------------------

                                     Its: Vice President

                                    GUARANTY


         THIS GUARANTY, is made this 23rd day of April by Galion Holding Company, a Michigan corporation; McClain E-Z Pack, Inc., a Michigan corporation; Galion Dump Bodies, Inc., a Michigan corporation; McClain Industries, Inc., a Michigan corporation; McClain of Georgia, Inc. , a Georgia corporation; Shelby Steel Processing Company, a Michigan corporation; McClain Tube Company d/b/a Quality Tube, a Michigan corporation; McClain of Ohio, Inc., a Michigan corporation; McClain Epco, Inc., a New York corporation; and McClain Group Sales of Florida, Inc., a Florida corporation, whose address is 6200 Elmridge, Sterling Heights, Michigan 48310 (collectively, "Guarantor"), to and with Standard Federal Bank, a federal savings bank ("Standard Federal").

                                  WITNESSETH:

         WHEREAS, McClain of Alabama, Inc., a Michigan corporation ("Borrower"), may from time to time request loans, advances or other financial accommodations from Standard Federal and Standard Federal may, in its discretion, honor such requests in whole or part and thereby Borrower may from time to time be indebted to Standard Federal; and

         WHEREAS, Standard Federal is unwilling to make loans, advances or extend other financial accommodations to or otherwise do business with Borrower unless Guarantor unconditionally guarantees payment of all present and future indebtedness and obligations of Borrower to Standard Federal; and

         WHEREAS, Guarantor will directly benefit from Standard Federal's making of loans advances or extending other financial accommodations to or otherwise doing business with Borrower.

         NOW, THEREFORE, in order to induce Standard Federal to make loans, advances or extend other financial accommodations to and otherwise do business with Borrower and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Guarantor hereby covenants and agrees with Standard Federal as follows:

SECTION 1.                 GUARANTY.

1.1 Guarantor hereby irrevocably and unconditionally guarantees to Standard Federal and its successors and assigns: (a) the full and prompt payment and performance when due of the Indebtedness, as hereinafter defined; and (b) the payment, compliance with and performance of all other obligations, covenants, representations and warranties of every kind, nature and description in accordance with all instruments and documents executed by the Borrower in favor of Standard Federal, whether now owing or existing or heretofore or hereafter created or arising, regardless of whether such obligations, covenants, representations or warranties are held to be unenforceable, void or of no effect against the Borrower and including without limitation, those under any loan agreement and/or promissory note executed and delivered by Borrower to Standard Federal, and any extensions, modifications or renewals thereof. The term "Indebtedness" shall mean all principal, interest, attorneys' fees, commitment fees, liabilities for costs and expenses and all other indebtedness, obligations and liabilities under and in accordance with the terms of all instruments and documents executed by Borrower in favor of Standard Federal, whether direct or indirect, absolute or contingent and whether now owing or existing or heretofore or hereafter created or arising, and regardless of whether such indebtedness, obligations or liabilities are held to be unenforceable, void or of no effect against the Borrower, and all costs, expenses and fees, including reasonable attorneys' fees, arising in connection with the collection or enforcement of any or all amounts, indebtedness, obligations and liabilities of Borrower to Standard Federal, as described above, regardless of whether the Borrower is held to be liable for such amounts. Guarantor acknowledges and agrees that any indebtedness of the Borrower to Standard Federal as evidenced by any promissory note may be extended or renewed upon maturity at the sole discretion of Standard Federal and that the Indebtedness as defined herein, the payment of which is hereby guaranteed, shall include, without limitation, all indebtedness and other obligations as extended or renewed and as may be evidenced by any renewal promissory note.

1.2 This is an irrevocable, unconditional and absolute guaranty of payment, and not of collection, and the undersigned agrees that its liability on this Guaranty shall be immediate and Standard Federal may have immediate recourse against the undersigned for full and immediate payment of the Indebtedness at any time after the Indebtedness or any part thereof, has not been paid when due (whether by acceleration or otherwise) or the Borrower has defaulted or otherwise failed to perform when due any of its obligations, covenants, representations or warranties to Standard Federal.

SECTION 2.                 LIABILITY OF GUARANTOR,

2.1 The liability of Guarantor on this Guaranty shall not be contingent upon the exercise or enforcement by Standard Federal of whatever remedies it may have against the Borrower or others, or the enforcement of any lien or realization upon any security or collateral Standard Federal may at any time possess. Any one or more successive and/or concurrent actions may be brought hereon against Guarantor either in the same action, if any, brought against Borrower or in separate actions, as often as Standard Federal, in it sole discretion, may deem advisable. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Standard Federal's right to proceed in any other form of action or proceeding or against other parties unless Standard Federal has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Standard Federal against Borrower under any document or instrument evidencing or securing the Indebtedness shall serve to diminish the liability of Guarantor, except to the extent Standard Federal realizes payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon Guarantor's right of subrogation against Borrower. Receipt by Standard Federal of payment or payments with knowledge of the breach of any provision with respect to any of the Indebtedness shall not, as to the Guarantor, be deemed a waiver of such breach. All rights, powers and remedies of Standard Federal hereunder and under any other agreement now or at any time hereafter in force between Standard Federal and the Guarantor shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Standard Federal by law.

2.2 Guarantor agrees that its liability hereunder is absolute and unconditional and that Standard Federal shall not be obligated (although it may do so at its sole option) before being entitled to direct recourse against Guarantor to take any steps, whatsoever to preserve, protect, accept, perfect Standard Federal's interest in, foreclose upon or realize on collateral security, if any, for the payment of the Indebtedness or any other guaranty of the

Indebtedness or in any other respect exercise any diligence whatever in collecting or attempting to collect the Indebtedness by any means.

2.3 The liability of the Guarantor shall in no way be affected or impaired by:
(a) any amendment, alteration, extension, renewal, waiver, indulgence or other modification of the Indebtedness; (b) any settlement or compromise in connection with the Indebtedness; (c) any subordination of payments under the Indebtedness to any other debt or claim; (d) any substitution, exchange, release or other disposition of all or any part of the Indebtedness; (e) any failure,, delay, neglect, act or omission by Standard Federal to act in connection with the Indebtedness; (f) any advances for the purpose of performing any covenant or agreement of the Borrower, or curing any breach; (g) the filing by or against Borrower of bankruptcy, insolvency, reorganization or other debtor's relief afforded Borrower pursuant to the present or future provisions of the Bankruptcy Code or any other state or federal statute or by the decision of any court; or (h) any other matter whether similar or dissimilar to the foregoing. The obligations of Guarantor are unconditional, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Indebtedness or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

2.4 The Guarantor hereby waives each and every defense which, under principles of guaranty or suretyship law or otherwise, would otherwise operate to impair or diminish the liability of Guarantor hereunder, including, without limitation: (a) notice of acceptance of this Guaranty and of creations of Indebtedness of Borrower to Standard Federal; (b) any subrogation to the rights of Standard Federal against Borrower until the Indebtedness has been paid in full; (c) presentment and demand for payment of any Indebtedness of Borrower;
(d) protest, notice or protest, and notice of dishonor or default to the Guarantor or to any other party with respect to any of the Indebtedness; (e) all other notices to which the Guarantor might otherwise be entitled; (f) any demand for payment under this Guaranty; (g) any defense arising by reason of any disability or other defense of Borrower by reason of the cessation from any cause whatsoever of the liability of the Borrower; (h) any rights to extension, composition or otherwise under the Bankruptcy Code or any amendments thereof, or under any state or other federal statute; and (i) any right or claim or claim of right to cause a marshalling of Borrower's assets. No notice to or demand on the Guarantor shall be deemed to be a waiver of the obligation of the Guarantor or of the right of Standard Federal to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

SECTION 3.      WARRANTIES AND REPRESENTATIONS.

3.1 Guarantor represents, warrants and covenants to Standard Federal that, as of the date of this Guaranty: the fair salable value of Guarantor's assets exceeds its liabilities, including the liability undertaken pursuant to this Guaranty; Guarantor is meeting its current liabilities as they mature; any financial statements of Guarantor furnished Standard Federal are true and correct and include in the footnotes thereto all contingent liabilities of
Guarantor: since the date of said financial statements there has been no material adverse change in the financial condition of Guarantor; there are not now pending any material court or administrative proceedings or undischarged judgments against Guarantor and no federal or state tax liens have been filed or threatened against Guarantor, nor is Guarantor in default or claimed default under any agreement for borrowed money.

3.2 Guarantor agrees to immediately give Standard Federal written notice of any material adverse change in its financial condition, including but not limited to litigation commenced (where the amount claimed exceeds $100,000 individually or in the aggregate), tax liens filed, default claimed under its indebtedness for borrowed money or bankruptcy proceedings commenced by or against Guarantor. Guarantor agrees to deliver, timely to Standard Federal, annual financial statements for the preceding fiscal year; and at such reasonable times as Standard Federal requests to furnish its current financial statements to Standard Federal and permit Standard Federal or its representatives to inspect at Guarantor's offices, its financial records and properties and make extracts therefrom in order to evaluate the financial condition of Guarantor. Guarantor is fully aware of the financial condition of the Borrower. Guarantor delivers this Guaranty based solely upon its own independent investigation and in no part upon any representation or statement of Standard Federal with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Borrower's financial condition as Guarantor may deem material to its obligations hereunder; and Guarantor is not relying upon nor expecting Standard Federal to furnish it any information in Standard Federal's possession concerning Borrower's financial condition.

SECTION 4.        MISCELLANEOUS.

4.1 This Guaranty shall inure to the benefit of Standard Federal and its successors and assigns, including each and every holder or owner of any of the indebtedness guaranteed hereby. In the event that there shall be more than one such holder or owner, this Guaranty shall be deemed a separate contract with each such holder and owner. In the event that any person other than Standard Federal shall become a holder or owner of any of the Indebtedness, each reference to Standard Federal hereunder shall be construed as if it referred to each such holder or owner.

4.2 This Guaranty shall be binding upon Guarantor and its successors and assigns. Guarantor agrees that recourse may be had against its earnings and separate property for all of Guarantor's obligations under this Guaranty.

4.3 The liability of each Guarantor executing this Guaranty shall be joint and several and the term "Guarantor" shall mean each and all such guarantors.

4.4 This Guaranty and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Michigan.

4.5 THIS GUARANTY IS FREELY AND VOLUNTARILY GIVEN TO STANDARD FEDERAL BY GUARANTOR, JOINTLY AND SEVERALLY, WITHOUT ANY DURESS OR COERCION, AND AFTER GUARANTOR, JOINTLY AND SEVERALLY, HAS EITHER CONSULTED WITH COUNSEL OR BEEN GIVEN AN OPPORTUNITY TO DO SO, AND GUARANTOR, JOINTLY AND SEVERALLY, HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS GUARANTY.

         IN WITNESS WHEREOF, this Guaranty was executed and delivered by the undersigned on the day and year first above written.

WITNESSES:                           GUARANTOR:

                                     GALION HOLDING COMPANY, a Michigan
                                     corporation



--------------------------------     By:
                                        ----------------------------------------
                                           Carl Jaworski
                                           Assistant Secretary

                                     Taxpayer Identification Number:
                                     38-3060196



                                     McCLAIN E-Z PACK, INC., a Michigan
                                     corporation


--------------------------------     By:
                                        ----------------------------------------
                                           Carl Jaworski
                                           Secretary

                                     Taxpayer Identification Number:

                                     -------------------------------



                                     GALION DUMP BODIES, INC., a
                                     Michigan corporation


--------------------------------     By:
                                        ----------------------------------------
                                           Carl Jaworski
                                           Secretary

                                     Taxpayer Identification Number:

                                     -------------------------------



                                     SHELBY STEEL PROCESSING COMPANY, a
                                     Michigan corporation


--------------------------------     By:
                                        ----------------------------------------
                                           Carl Jaworski
                                           Secretary

                                     Taxpayer Identification Number:
                                     59-3241829



                                     McCLAIN GROUP SALES OF FLORIDA,
                                     INC., a Florida corporation

--------------------------------     By:
                                        ----------------------------------------
                                           Carl Jaworski
                                           Secretary

                                     Taxpayer Identification Number:
                                     59-3241829


                                     McCLAIN INDUSTRIES, INC., a
                                     Michigan corporation


--------------------------------     By:
                                        ----------------------------------------
                                           Carl Jaworski
                                           Secretary


                                     Taxpayer Identification Number:

                                     -------------------------------


                                     McCLAIN OF GEORGIA, INC., a
                                     Michigan corporation


--------------------------------     By:
                                        ----------------------------------------
                                           Carl Jaworski
                                           Secretary


                                     Taxpayer Identification Number:

                                     -------------------------------

                                     McCLAIN TUBE COMPANY, a Michigan
                                     corporation


--------------------------------     By:
                                        ----------------------------------------
                                           Carl Jaworski
                                           Secretary


                                      Taxpayer Identification Number:

                                      -------------------------------



                                      McCLAIN OF OHIO, INC., an Ohio
                                      corporation


--------------------------------      By:
                                         ---------------------------------------
                                            Carl Jaworski
                                            Assistant Secretary



                                      Taxpayer Identification Number:

                                      -------------------------------


                                      McCLAIN EPCO COMPANY, a New York
                                      corporation


--------------------------------      By:
                                         ---------------------------------------
                                            Carl Jaworski
                                            Secretary


                                      Taxpayer Identification Number:

                                      -------------------------------


STANDARD FEDERAL BANK, a federal
  savings bank
2600 W. Big Beaver Road
Troy, Michigan  48084